LITMAN GREGORY FUNDS TRUST

iMGP Dolan McEniry Corporate Bond Fund (the “Fund”)

Supplement dated August 18, 2025 to the Prospectus and Statement of Additional Information of the

Litman Gregory Funds Trust dated April 29, 2025 as revised and supplemented

Notice to Existing and Prospective Shareholders:

Effective July 1, 2025, Schaffer Degen is removed as a Portfolio Manager to the iMGP Dolan McEniry Corporate Bond Fund. Accordingly, all references to Mr. Degen are hereby deleted from the Prospectus and SAI.

Please keep this Supplement with your Prospectus and Statement of Additional Information.